UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2007

Longview Fibre Company

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(Exact name of registrant as specified in its charter)

Washington	001-10061	91-0298760
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Fibre Way, Longview, Washington 98632

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(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (360) 425-1550

Not applicable.

_____________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 19, 2007, shareholders of Longview Fibre Company (“Longview”) approved the Agreement and Plan of Merger, dated as of February 2, 2007, as amended, by and among Longview, Brookfield Asset Management Inc. (“Brookfield”) and Horizon Acquisition Co., a wholly-owned subsidiary of Brookfield. The related press release issued by Longview is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release, dated April 19, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGVIEW FIBRE COMPANY
(Registrant)

Date: April 19, 2007	By:	/s/ Steven J. Buhaly
Steven J. Buhaly
Chief Financial Officer, Senior Vice President – Finance, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated April 19, 2007